Edison Insights Series: Edison Energy Strategy Overview September 18, 2017 Exhibit 99

Statements contained in this presentation about future performance, including, without limitation, operating results, capital expenditures, rate base growth, dividend policy, financial outlook, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results include, but are not limited to the: • ability of Edison International to develop Edison Energy Group, manage new business risks, and recover and earn a rate of return on its investment in newly developed or acquired businesses; • the outcome of the strategic review of Edison Energy Group, which may include changes to existing competitive business models and/or exit of certain business activities; and • risks associated with cost allocation, including the potential movement of costs to certain customers, caused by the ability of cities, counties and certain other public agencies to generate and/or purchase electricity for their local residents and businesses, along with other possible customer bypass or departure due to increased adoption of distributed energy resources or technological advancements in the generation, storage, transmission, distribution and use of electricity, and supported by public policy, government regulations and incentives. Other important factors are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s Form 10-K, most recent Form 10-Q, and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation. Forward-Looking Statements 1September 18, 2017

Edison Energy Group Strategic Review Outcomes

December 2015

- Edison International acquired three companies – Altenex, Delta and ENERActive - which formed the foundation for an integrated Edison Energy business model

March 2016

- Launched Edison Energy brand to energy users nationwide

November 2016

- Edison International undertakes a strategic review of all its competitive businesses (announced on Q3 earnings call)

January 2017

- Announced plans to shut down Edison Water Resources and de-emphasize Edison Transmission

July 2017

- Reorganization and realignment of Edison Energy Group structure
- Announced evaluation of sale opportunities of SoCore Energy on Q2 earnings call

EDISON energy

Edison International remains committed to establishing successful competitive businesses that complement our regulated business at Southern California Edison

September 18, 2017 2 EDISON INTERNATIONAL®

Edison Energy’s Pathway to Success September 18, 2017 3 Break-even rate: end of 2019 5% near-term customer penetration rate Proving the opportunity • Successful capture and delivery of managed portfolio solutions to target customers • Earnings breakeven by end of 2019 • No significant additional investments during proof of concept phase Scaling the opportunity • Expanding customer base and services • Deploying capital for customer solutions and performance contracting where risk adjusted returns are prudent What does it take? • Customer engagement – incremental engagement at the C-suite for managed portfolio solutions • Data analytics platform – fully developed, differentiated, and scalable capability that delivers material energy value • Integrated solutions provider - integrated business offerings that seamlessly incorporate service line and managed portfolio solutions

Addressable Market and Target Customers

Addressable Market

In 2014, Edison International began evaluating an energy services business for large C&I customers

- Found that 13%, or $27 billion, of all US C&I annual energy spend was on non-grid sources[1] and would increase to 19%, or $39 billion, over the next decade
- Focusing only on large companies with revenues greater than $1 billion per year yielded a total addressable market of $22 billion

In 2017, additional customer segmentation research narrowed our initial focus to 11 specific customer segments where Edison Energy services were best matched to customer needs

- Assuming the same percentages of annual non-grid[1] to total spend (13%-19%), our current view is a near term addressable market in the range of $7 – 9 billion dollars within our targeted segments which includes both capital deployment and service dollars

Priority Customer Segments

Identified ~250 priority customers with high level of energy spend

Representative Industry Segments:

Automotive Manufacturing

Chemical Processing

Big Box Retailers

Pharmaceuticals

Hospitals

1. Non-grid investments include distributed generation, energy efficiency and energy services.

September 18, 2017 4 EDISON INTERNATIONAL®

5 Future state Managed Portfolio Solutions Current state Altenex ENERActive Providing Point Solutions Optimized solutions based on robust analytics of the customer’s energy portfolio Delta Implementation through existing service lines or brokering with third parties Renewable Energy Advisory (Altenex) Energy Supply Advisory (Delta) Energy Engineering Solutions (ENERActive) Edison Energy’s strategy is to grow the existing service lines, and to establish the Managed Portfolio Solutions through hiring and the development of data analytics platform Providing Integrated Solutions Competitive Business Strategy September 18, 2017

Product centric companies and large conglomerates with energy businesses such as Honeywell, General Electric and Schneider Electric Dedicated ESCOs at regional or national levels such as Ameresco Utilities and competitive retail energy providers with specialized energy businesses such as Engie Consulting / technology companies with an energy focus such as Accenture and EnerNOC Specialized niche energy consulting firms that focus on an aspect of energy management or a specific domain like hospitals or groceries such as Green Hotels Global Key Competitors September 18, 2017 6 Meaningful competition in the energy services space, but highly fragmented Independent: not tied to a particular technology or product (customer pull vs. product push) Comprehensive: full range of solutions (external supply, self-generation, demand) considered Deep Expertise: understand the energy choices relevant to a specific industry from prior work Data Driven: proprietary data analytics platform to generate actionable insights and solutions for customers Edison Energy Differentiators Edison Energy Competitive Differentiators

September 18, 2017 7 Appendix

Description • Renewable energy advisory and procurement broker that deploys a marketplace approach to arrange long-term supply contracts under PPAs via off-site and on-site renewables • Brokers 10-20 year power purchase agreements between corporations and developers • Signs customers to exclusive advisory agreements • Performance engineering consulting, energy planning, efficiency auditing, new construction commission, retro-commissioning, and design-build services • Provides real-time monitoring that includes reporting, analytics, and corrective actions through its software tool • Energy supply acquisition and energy advisory offerings that provides supply and commodity hedging strategies and supply procurement for industrial customers Customers • Fortune 500 companies & other large institutions • Customer base includes commercial and industrial customers, as well as municipalities and universities • 131 commercial, industrial, and municipal clients Existing Independent System Operator (ISO) Markets • US: Electric Reliability Council of Texas, PJM, Southwest Power Pool, New York ISO, ISO-New England • International: Mexico Other • Headquartered in Boston, MA • Headquartered in Ashbury Park, NJ • Regional offices in New Jersey, New York City, and Maryland • Headquartered in Dublin, Ohio with additional office in Quebec, Canada September 18, 2017 8 Overview of Current Edison Energy Services